Exhibit 99.1

Lender Presentation January 2022 1

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" – statements that address future, not past events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," or "will." Forward looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on assumptions of future events that may not prove accurate. They are also based on our current plans and strategy and such plans and strategy could change in the future. Actual results may differ materially from those projected or implied in any forward-looking statements. Please refer to our most recent SEC filings, including our 2021 Annual Report on Form 10-K, subsequently filed Quarterly reports on Form 10-Q, as well as our other filings with the SEC, for detailed information regarding factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. We do not undertake to update our forward-looking statements.

Use of Non-GAAP Financial Measures

The Company provides financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (GAAP). Presentation of non-GAAP measures such as, but not limited to, "free cash flow," "segment adjusted EBITDA," "compliance adjusted EBITDA" and "adjusted EBITDA" provide investors with an alternative method for assessing our operating results in a manner that enables them to more thoroughly evaluate our performance. The non-GAAP measures included in this presentation are provided to give investors access to the types of measures that we use in analyzing our results.

The Company's calculation of non-GAAP financial measures is not necessarily comparable to similarly titled measures reported by other companies. These non-GAAP measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. A reconciliation of GAAP to non-GAAP measures appear on slides 51 and 52.

A copy of this presentation, including the reconciliation of GAAP to non-GAAP measures, is available on our website www.griffon.com.

Important Additional Information Regarding Proxy Solicitation

Griffon filed its proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") on December 30, 2021 in connection with the solicitation of proxies for Griffon's 2022 Annual Meeting (the "Proxy Statement"). Shareholders as of the record date of December 28, 2021 are eligible to vote at the 2022 Annual Meeting. Griffon, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Details concerning the nominees of Griffon's Board of Directors for election at the 2022 Annual Meeting and information regarding the names of Griffon's directors and executive officers and their respective interests in Griffon by security holdings or otherwise is set forth in Griffon's Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the Proxy Statement and other relevant documents filed by Griffon with the SEC free of charge from the SEC's website, or by directing a request by mail to Griffon Corporation, Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations section of Griffon's website.

2

Copyright © 2021 Griffon Corporation. All rights reserved.

Copyright © 2021 Griffon Corporation. All rights reserved. Management Participants 3 3 Ron Kramer, Chairman & CEO Brian Harris, SVP & CFO Tom Gibbons, VP & Treasurer

Copyright © 2021 Griffon Corporation. All rights reserved. Table of Contents 1. Transaction Overview 2. Griffon Overview 3. Hunter Fan Overview 4. Historical Financials 5. Appendix 4 4

Copyright © 2021 Griffon Corporation. All rights reserved. Transaction Overview 5 5

Executive Summary

- Griffon Corporation (NYSE: GFF) ("Griffon" or the "Company") is a diversified management and holding company that conducts business through three segments: Consumer and Professional Products (through the AMES Companies), Home and Building Products (through Clopay Corporation) and Defense Electronics (through Telephonics Corporation; classified as discontinued operation as of FYE September 30, 2021).
  - For the FYE Period ended September 30, 2021, Griffon generated Revenue and Adj. EBITDA[1] of $2,542 million and $289 million, respectively (incl. Defense Electronics).
- On December 17, 2021, Griffon entered into a definitive agreement to acquire Hunter Fan ("Hunter") from MidOcean Partners in a transaction valued at $845 million.
- Founded in 1886 and headquartered in Memphis, TN, Hunter is the leading provider of branded ceiling fans and residential lighting. Hunter's iconic products include residential ceiling fans and light fixtures, in addition to ceiling fans used in commercial and industrial settings. Sales channels include in-store retail, e-Commerce (both retail and direct-to-consumer), and showroom.
  - For the FYE Period ended October 29, 2021, Hunter generated Revenue and Adj. EBITDA[1] of $365 million and $86 million, respectively
- The acquisition of Hunter Fan's market-leading brand and product portfolio is highly aligned with Griffon's Consumer and Professional Products segment and provides growth and diversification at an attractive purchase price that is immediately accretive to Griffon earnings.
  - Pro forma for the transaction, the combined company generated Revenue and Adj. EBITDA[1] of $2,907 million and $376 million, respectively (incl. Defense Electronics).
- In order to finance the acquisition of Hunter, the Company intends to raise a new 7-year, $750 million Term Loan B, in addition to modest use of its existing Revolver Capacity and cash on hand (the "Transaction").
  - Pro forma for the Transaction, gross secured and total leverage will be 2.3x and 5.0x, respectively, while net secured and total leverage will be 1.8x and 4.6x, respectively, based on Griffon's LTM PF Adj. EBITDA of $376 million (incl. Defense Electronics).
- Commitments to the Term Loan B are requested by 12pm ET on Thursday, January 20th.

[1] For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52-53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities.

6

Copyright © 2021 Griffon Corporation. All rights reserved.

Sources & Uses and Pro Forma Capitalization

Griffon CORPORATION

($ in millions) Sources of Funds	Amount
Revolver Draw ($400)	$50
New Term Loan B	750
Cash from Balance Sheet	72
Total Sources	**$872**

Uses of Funds	Amount
Acquisition Purchase Price	$845
Estimated Fees and Expenses	27
Total Uses	**$872**

($ in millions) Capitalization	Maturity	As of 9/30/21	Adj.	Pro Forma 9/30/21
Cash & Cash Equivalents		$249	($72)	$176
Revolver ($400)[1]	3/22/2025	37	50	87
New Term Loan B	*7 Years*	--	*750*	*750*
Finance Leases	Various	16	--	16
Secured Debt		**$53**		**$853**
5.750% Sr Unsecured Notes due 2028	3/1/2028	1,000	--	1,000
Other Long Term Debt	Various	32	--	32
Total Debt		**$1,086**		**$1,886**
Market Capitalization (as of 1/7/22)		1,510		1,510
Total Capitalization		**$2,596**		**$3,396**
FYE 9/30/21 Operating Metrics[2]				
Total Adjusted EBITDA before corporate expenses		317	--	317
Corporate Expenses (less depreciation)		(48)	--	(48)
Stock Compensation Expense		20	--	20
Griffon Adj. EBITDA		**$289**		**$289**
(+) Hunter Fan 10/31/21 FYE Adj. EBITDA		--		86
PF Adj. EBITDA		**$289**		**$376**
Credit Statistics				
Secured Debt / PF Adj. EBITDA		0.2x		2.3x
Net Secured Debt / PF Adj. EBITDA		--		1.8x
Total Debt / PF Adj. EBITDA		3.8x		5.0x
Net Debt / PF Adj. EBITDA		2.9x		4.6x

[1] As of 11/16/2021.
[2] For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52-53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities.

Copyright © 2021 Griffon Corporation. All rights reserved.

7

Copyright © 2021 Griffon Corporation. All rights reserved. Summary of Terms – Senior Credit Facilities Summary of Terms Borrower: Griffon Corporation Facilities: $400 million Cash Flow Revolver $750 million First Lien Term Loan Guarantees: Each existing and subsequently acquired or organized direct or indirect wholly - owned material U.S. subsidiary Security: First priority secured interest in substantially all of the assets of the Borrower and the Guarantors (other than real estate as sets) Tenor: March 22, 2025 7 years Incremental: Greater of (i) $375 million and (ii) an amount subject to 3.5x Senior Secured Net Leverage Ratio MFN: 50 bps MFN with 6 - month sunset Optional Redemption: N/A 101 soft call for 6 months Amortization: N/A 1% per annum Financial Covenants: ▪ 3.50x Senior Secured Net Leverage (revised from 3.25x Gross Secured Leverage in existing credit agreement) ▪ 5.75x Total Net Leverage (stepping down to 5.50x on 10/1/22) ▪ 2.00x Interest Coverage Ratio ▪ $100mm Capex per year, with ability to carry forward 100% of unused amounts to next succeeding fiscal year and 50% of unused amounts to second next succeeding fiscal year None Mandatory Prepayments: ▪ ECF: 50% with step - downs to 25% and 0% at 0.50x and 1.00 x inside Closing Date Senior Secured Net Leverage, respectively ▪ Asset Sales/Extraordinary Receipts: 100% , and reinvestment period of 12 months + 6 months Negative Covenants: Substantially the same to existing Credit Facility with select modifications around debt /lien incurrence and investment/restricted payment capacity 8 8

Copyright © 2021 Griffon Corporation. All rights reserved. 9 Execution Timeline 9 Date: Event: Week of January 10 th ▪ Global Lender Conference Call (January 10 th at 11am ET) Week of January 17 th ▪ Lender Commitments and Comments to the Credit Agreement Due (January 20 th by 12pm ET) Week of January 24 th ▪ Close and Fund Term Loan B Concurrent with Acquisition Close Bank Holiday Key Date January 2022 Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 February 2022 Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

Griffon Overview

Griffon at a Glance

Business overview

- ✓ Diversified global management and holding company, which oversees the operations of its subsidiaries, allocates resources among them, and manages their capital structures
- ✓ Owns and operates businesses in multiple industries and geographic markets to reduce the effects of market cyclicality, seasonality, and weather
- ✓ Consistently profitable through all business cycles
- ✓ Strategically positioned for further growth

Key data

$2.5 billion revenue

$289 million adjusted EBITDA[1]

$317 million adjusted EBITDA before unallocated expenses[2]

~7,400 employees

$797 million net debt

~$1.5 billion market capitalization[3]

2.9x net leverage[4]

NYSE:GFF

Revenue by segment



Consumer & Professional Products
48%
THE AMES COMPANIES est. 1774
Defense Electronics
11%
TELEPHONICS
Clopay CORPORATION
Home & Building Products
41%

Revenue by geography[5]



Rest of World
1%
Australia
11%
Europe
5%
North America
83%

Revenue by end market[5]



Residential Repair & Remodel (R&R)
32%
Retail
25%
Commercial Construction
18%
Residential New Construction
7%
16%
International
2%
Industrial

For the fiscal year ended (FYE) 9/30/2021. Revenue and Adj. EBITDA figures include Telephonics.

[1] For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52-53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities.

[2] EBITDA before unallocated expenses is defined as Adj. EBITDA excluding unallocated (mostly corporate) expenses

[3] As of 1/7/2022 with close price of $26.82/share and 56,303,873 shares outstanding.

[4] As of 9/30/2021; net debt / consolidated Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities.

[5] End market and geography breakouts exclude Telephonics revenue.

Copyright © 2021 Griffon Corporation. All rights reserved.

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Copyright © 2021 Griffon Corporation. All rights reserved. 2008 1959 2010 2012 2014 2016 2018 A new chapter Transition to the future Portfolio reshaping Adjusted EBITDA excluding unallocated amounts margin trajectory 2,3 7.3% 7.6% 8.4% 9.0% 9.2% 9.7% 9.6% 10.1% 11.2% 11.4% 10.8% 11.1% 11.8% 12.5% 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A Note: dates indicate Griffon fiscal year (ending 9/30). 1 Logo represents acquisitions, unless otherwise noted. 2 Results through FY21 include contribution of Telephonics business expected to be divested in FY22 and results through FY17 include contribution of Plastics. business divested in FY18; FY18 and FY19 EBITDA includes impact of initially - lower margins from CornellCookson and ClosetMaid ac quisitions. 3 For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52 - 53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities. 4 Fiscal year ended 9/30/2021 excludes Telephonics . 2021 Platform enhancement through acquisitions / divestitures 1 2018 2012 2017 2010 2014 2018 Divestiture of Clopay Plastics 2020 Attractive diversification of business mix 83% 17% HBP Defense Electronics 2018 HBP Defense Electronics Plastics 2008 29% 34% 37% HBP Defense Electronics Plastics 2014 21% 49% 30% 2020 47% 39% 14% Defense Electronics CPP HBP Significant runway for growth 2021 Divestiture of SEG 2021 54% 46% HBP CPP 2021 4 Evolution of Griffon 2022 Potential Divestiture of DE 12

Copyright © 2021 Griffon Corporation. All rights reserved. Consumer and Professional Products $1.2 bn / 54% Revenue 1 / % overall Founded in 1774 and based in Orlando, Florida, AMES is the leading North American manufacturer and a global provider of branded consumer and professional tools, and products for home storage and organization, landscaping, and enhancing outdoor lifestyles 1 Fiscal year ended 9/30/2021; 54% of continuing revenue (excludes Telephonics ). 13 13

Copyright © 2021 Griffon Corporation. All rights reserved. 1 Fiscal year ended 9/30/2021, geography determined by location of customer. 2 Revenue by end market for the year ended 9/30/2021. Note: International and Other category includes all revenue outside of North America. x Broad, iconic portfolio of market - leading branded products, many with 100+ year legacy x Widely recognized and respected by consumers and professionals x Strong, long - term customer relationships x Extensive design, manufacturing, and logistics capabilities Market leading positions in every core product category 62% 10% 7% 20% 1% United States 15% 47% 4% 4% 30% Residential Repair & Remodel Revenue by end market 2 Residential New Construction Retail International & Other Revenue by geography 1 Australia Industrial UK / Ireland Canada Orlando, Florida $1.2 bn R evenue 1 Other Consumer and Professional Products (CPP) 14 14

Copyright © 2021 Griffon Corporation. All rights reserved. North America UK & Ireland Australasia Long Handle Tools Snow Tools Striking Tools Cleaning Wheelbarrows and Carts Hand Tools Yard Maintenance Tools 15 15

Copyright © 2021 Griffon Corporation. All rights reserved. North America UK & Ireland Australasia Watering and Hose Reels Water Features Decorative Aggregates Pots and Planters Outdoor Décor Outdoor Lifestyles Pots and Planters, Watering, Landscaping, Outdoor Lifestyles 16 16

Copyright © 2021 Griffon Corporation. All rights reserved. North America Australasia Wire and Wood Closet Systems Decorative Shelving Cabinet Pull Outs and Racks Cube & Stackable Storage Wire and Wood Garage and Utility Systems Storage and Organization 17 17

Copyright © 2021 Griffon Corporation. All rights reserved. $1.0bn / 46% Revenue 1 / % overall 1 Fiscal year ended 9/30/2021; 46% of continuing revenue (excludes Telephonics ). Home and Building Products Clopay, founded in 1964 and based in Mason, Ohio, is North America’s largest manufacturer and marketer of garage doors and rolling steel door and grille products for residential, commercial, industrial, institutional, and retail use 18 18

Copyright © 2021 Griffon Corporation. All rights reserved. 1 Fiscal year ended 9/30/2021, geography determined by location of customer. 2 Revenue by end market for the fiscal year ended 9/30/2021. Home and Building Products (HBP) x Premium, reliable and recognized brands that are market leaders in their categories x Extensive design, manufacturing, and logistics capabilities – 52 distribution centers in North America x Network of ~2,500 professional dealers x Investments in technology and capacity driving innovation and growth Market leading positions in every core product category 50% 39% 11% Residential Repair & Remodel Revenue by end market 2 Residential New Construction Commercial Construction Revenue by geography 1 95% 5% United States Canada and Other Mason, Ohio $1.0bn Revenue 1 19

Copyright © 2021 Griffon Corporation. All rights reserved. North America Residential Garage Doors 20 20

Copyright © 2021 Griffon Corporation. All rights reserved. North America Sectional Doors Grilles Shutters Service Doors Commercial Sectional and Commercial Rolling Steel 21 21

Copyright © 2021 Griffon Corporation. All rights reserved. Griffon Owns Diversified Businesses with Highly Recognized Brands and Leading Market Positions 22 Outdoor Living Residential & Commercial Doors Indoor / Home Products Long handle tools, wheelbarrows and snow tools #1 Landscaping, pots and planters Closet Systems and Indoor Storage Solutions Commercial & Industrial Garage Doors #1 #1 Market Position 2 Brands #1 #1 #1 1 Hunter Fan Company acquisition expected to close by end of January. 2 Market position in North America. 3 Number 1 market position by brand recognition. 1 1 3 Ceiling Fans 1

Copyright © 2021 Griffon Corporation. All rights reserved. ▪ Longstanding relationship with top customers ▪ Griffon is the predominant supplier to many of our primary customers ▪ Clopay Doors: sole supplier of garage doors for both The Home Depot and Menards ▪ AMES: largest supplier of non - power lawn and garden tools to The Home Depot, Lowe’s, and Bunnings ▪ ClosetMaid is a key supplier of The Home Depot and Target ▪ Hunter is a leading supplier of residential fans for Home Depot, Lowe’s, Menards, Amazon, and Wayfair 1 ▪ High level of customer integration provides for superior delivery of products and services Stable, Diversified Customer Base With Long Standing Relationships 23 Home Improvement Mass Retail Clubs Online Retail Home Builders 23 1 Hunter Fan Company acquisition expected to close by end of January.

Copyright © 2021 Griffon Corporation. All rights reserved. $205 $224 $227 $234 $260 $274 $291 $315 $349 $370 $392 $410 $418 $437 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 ($ in Billions) Source: Bloomberg, IMF, U.S. Census, and Federal Reserve Economic Data (FRED). 1 Assuming pent - up demand is released over the next five years, R&R spend could accelerate to an 11% CAGR through 2025. 24 Underinvestment in R&R Spending Following the Great Recession Continued Strength in Residential R&R Spending Renovation Market has a Net Under - Investment Backlog of $ 1.5 Trillion 1 Favorable Industry Trends in the Building, Home, and Outdoor Living Markets ($ in millions) Cumulative Overinvestment Cumulative Underinvestment Investments Per Year (2,000) (1,500) (1,000) (500) - 500 1,000 1,500 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Significant Pent - Up Demand x Following the Great Recession, homeowner investment in R&R fell well below long - term trends x Significant pent - up demand will drive long - term growth in residential R&R spending The Home is the Winner x Home buying and remodeling activity has been accelerated by multiple factors: → More time at home, including work - from - home and leisure activities → De - urbanization, desire for more living space and outdoor spaces x Favorable demographics underpin strong demand → Rising household formations and millennial homeownership → Aging - in - place

Copyright © 2021 Griffon Corporation. All rights reserved. 25 Outdoor Living Growth is Underpinned by Long - Term Macro Tailwinds The Pandemic Has Heightened Consumer Focus on Outdoor Living and is Driving Increased Investment in Outdoor Home Projects 80% of Outdoor Living Spend is R&R Related with Outdoor R&R Expected to Exceed Regular R&R 3.4% 4.3% 4.1% 4.1% 8.0% 9.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2000A – 2014A 2014A – 2017A 2017A – 2023E R&R Spend Outdoor Project R&R 56% 38% 35% 33% 20% 0% 10% 20% 30% 40% 50% 60% Outdoor Living Mud Room Home Office Au Pair/ In-law Suite Pet Room/Interior Kennel Most Popular Spend Areas 1.2x 1.9x 2.3x Source: Industry Report and Wall St. Research. Favorable Industry Trends in the Building, Home, and Outdoor Living Markets (Cont.) 25

Copyright © 2021 Griffon Corporation. All rights reserved. 26 Outlook for Residential Construction Activity is Increasingly Positive Source: Wall Street Research, U.S. Census Bureau and Dodge Data Analytics. x Pent up single family housing demand due to historic underbuilding as housing starts have meaningfully lagged population grow th x Increase in first time home buyers as millennial age group gets married and starts families, driving demand for suburban home s x Demand increase from families and individuals looking to shift permanently from high density urban areas to suburban areas x Robust home building activity and strong homebuilder confidence, somewhat tempered by supply chain constraints, labor availability and commodity volatility; strong consumer demand for single family homes and interest rates still attractive at dec ades long lows U.S. Housing Starts Historic Underbuilding in U.S. Housing Market (U.S. Housing Starts Over/Under Built, thousands) 735 802 833 831 945 988 1,067 1,140 1,182 1,205 520 498 547 563 545 529 566 601 614 623 0 500 1,000 1,500 2,000 2016A 2017A 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 1,255 1,300 1,380 1,394 1,490 1,517 1,633 1,741 1,796 1,828 (U.S. SF & MF Housing Starts, thousands) Single family Multi family Cumulative Over - Build Cumulative Under - Build Housing Starts (4,000) (3,000) (2,000) (1,000) 0 1,000 2,000 3,000 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Favorable Industry Trends in the Building, Home, and Outdoor Living Markets (Cont.) 26

Copyright © 2021 Griffon Corporation. All rights reserved. 1 Fiscal year ended 9/30/2021; Telephonics classified as a discontinued operation with sale expected in FY22. 27 27 $271mm / 11% Revenue 1 / % overall Defense Electronics Telephonics, founded in 1933 and based in Farmingdale, New York, is a globally recognized provider of sophisticated intelligence, surveillance and communications solutions for defense, aerospace, and commercial customers

Defense Electronics

Griffon CORPORATION

TELEPHONICS

Farmingdale, New York

$271mm Revenue[1]

Revenue by product[1]



Other
Radar Systems
6%
48%
46%
Communications & Surveillance Systems

Revenue by end market[1]



International
Commercial
26%
5%
69%
U.S. Government

- ✓ Leading global provider of intelligence, surveillance, and communication solutions for defense, aerospace, and commercial customers
- ✓ Incumbent position on high-profile U.S. and international, military and paramilitary, air, ground and sea-based platforms with intelligence, surveillance, and reconnaissance (ISR) products
- ✓ Excellent reputation with customers and end users driven by consistent product and program performance
- ✓ Diverse set of customers including the U.S. Government and international allies, Lockheed Martin, Boeing, Northrop Grumman, and Airbus
- ✓ Company considering strategic alternatives for Defense Electronics, including a potential sale of the business

Respected global provider of intelligence, surveillance, and communications solutions

[1] Fiscal year ended 9/30/2021; Telephonics classified as a discontinued operation with sale expected in FY22.

Copyright © 2021 Griffon Corporation. All rights reserved.

28

Griffon Poised for Continued Growth

Multi-Pronged Growth Strategy Enables Us to Drive Above-Market Growth Across Cycles

Growth Levers

Capitalize on Consumer Demand for Home Improvement / Outdoor Living Products
- ✓ Repair & remodel growth
- ✓ 'Nesting' and 'suburbanization' trends

Innovation / New Products and Channels
- ✓ Differentiate by providing innovative, branded products
- ✓ Online customer engagement and e-commerce fulfillment

Profit Growth Through Margin Improvement
- ✓ Further opportunities to grow margin
- ✓ CPP portfolio optimization / realignment
- ✓ Completion of acquisition integration

Reap Rewards of Systems Investment
- ✓ AMES / ClosetMaid next-gen operations platform
- ✓ Data analytics, automation, footprint and system improvements driving efficiency and margin
- ✓ Reduce inventory by $30 –35mm
- ✓ Grow EBITDA by $30 –35mm

Strategic Acquisitions
- ✓ Successful track record sourcing proprietary, immediately accretive deals at reasonable multiples

Acquisition criteria:
- Durable competitive strengths
- Portfolio enhancement or expansion into adjacent categories
- Geographic fit / strategic focus
- Attractive long-term returns

Hunter ✓ ✓ ✓ ✓ ✓

29

Copyright © 2021 Griffon Corporation. All rights reserved.

Copyright © 2021 Griffon Corporation. All rights reserved. 30 Highly Experienced and Seasoned Management Team Corporate Chairman of the Board and CEO Joined Griffon in 2008 Ronald J. Kramer President and Chief Operating Officer Joined Griffon in 2012 Robert F. Mehmel SVP, CFO Joined Griffon in 2009 Brian G. Harris Segment Heads President, Consumer and Professional Products Segment Joined Griffon in 2014 Michael A. Sarrica President, Home and Building Products Segment Joined Griffon in 2001 Victor L. Weldon x Tenured senior management team: average of >30 years of professional experience and average of 12+ years with Griffon x Successful portfolio shaping and operational initiatives undertaken to improve margins and increase free cash flow x Proactive, systematic approach for M&A pipeline development and transaction execution x Proven ability to organically grow the business while successfully integrating 12 acquisitions since 2013 x Management alignment with shareholders through substantial insider equity ownership 30

Copyright © 2021 Griffon Corporation. All rights reserved. Key Credit Highlights 31 31 Diversified business with leading market positions across each segment 1 Longstanding relationships with blue - chip customers 2 Platform poised for continued growth 3 Strong free cash flow generation and disciplined capital allocation 4 Favorable industry trends in the building, home and outdoor living markets that support a strong foundation for continued growth 5 Highly experienced and seasoned management team with demonstrated ability to source and successfully integrate high - quality acquisition targets 6

Copyright © 2021 Griffon Corporation. All rights reserved. 32 32 Hunter Fan Overview

Copyright © 2021 Griffon Corporation. All rights reserved. Griffon’s Acquisition of Hunter Fan A highly strategic addition to the Griffon portfolio Acquisition Highlights x Excellent fit with existing Griffon portfolio, significant customer and channel overlap x Established, recognized brands and leading positions in attractive markets x Robust margin profile and modest capex – strong free cash flow generation x Attractive business acquired at an attractive multiple x Opportunity to leverage Hunter’s e - Commerce and direct - to - consumer expertise in existing Griffon businesses x Hunter to leverage Ames’ strategic initiatives, distribution footprint, and business intelligence systems 33 33

Hunter Fan at a Glance

Business overview

- ✓ Hunter, founded in 1886, is an iconic brand with a superior reputation
- ✓ A leading North American manufacturer of ceiling fans for residential, commercial, and industrial applications
- ✓ Primarily serves residential R&R and consumer end markets as well as commercial and industrial with limited exposure to new residential construction
- ✓ Products are sold through traditional retail (Home Depot, Lowe's, Costco) and online (e-Commerce retailers including Amazon and Wayfair as well as traditional retailers e-Commerce platforms, e.g. homedepot.com and lowes.com)
- ✓ Asset-light, high return business model leveraging proprietary, Hunter owned / developed product designs

Key data[1]

$365 million revenue

$86 million adjusted EBITDA[2]

40% of sales in e-Commerce channel

~24% Adjusted EBITDA margin

Capex is **~2%** of sales

92% FCF Conversion[3]

~200 employees

Leading Brands

Hunter

Casablanca Fan Company

Revenue by product[1]



Commercial
Industrial
1%
5%
94%
Consumer

Revenue by channel[1]



Commercial
6%
40%
54%
Traditional
e-Commerce

Representative Products

Consumer Ceiling Fans



Industrial Fans



Commercial Ceiling Fans



Residential Lighting



[1] For the fiscal year ended (FYE) 10/29/2021.
[2] For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52-53.
[3] FCF Conversion defined as Adj. EBITDA less Capex divided by Adj. EBITDA.

Copyright © 2021 Griffon Corporation. All rights reserved.

34

Hunter Product Overview

Consumer Ceiling Fans



- #1 market share
- Entered category in 1886
- **Percentage of Revenue**: 94%
- **End Markets:** Residential R&R, residential new construction
- **Channels:** big-box retail, online, showroom

Industrial Fans





- #2 market share
- Entered high-volume low-speed (HVLS) and caged fans categories in 2016 and 2019, respectively
- **Percentage of Revenue**: 5%
- **End markets**: warehouse, manufacturing facilities, agriculture

Commercial Ceiling Fans





- Recently entered category
- **Percentage of Revenue**: 1%
- **End markets:** hospitality, restaurant, fitness facilities, office



Residential Lighting



- Recently entered category
- **End markets**: Residential R&R, residential new construction
- **Channels**: big-box retail, online, showroom (~700 SKUs)



Copyright © 2021 Griffon Corporation. All rights reserved.

35

Copyright © 2021 Griffon Corporation. All rights reserved. 125.3 116.0 113.5 113.4 113.0 109.1 107.9 Hunter Is The Most Recognized And Trusted Brand In Ceiling Fans 42% 22% 9% 5% 42% 2x Unaided Awareness vs. #2 brand Hunter Unaided Brand Awareness Leading Brand Awareness Source: TraQline self - report consumer survey data (June 2020), Stackline (August 2020), Deep Blue Insights (June 2020), n=600; Lifestory Research 2021. America's Most Trusted Study. https://www.lifestoryresearch.com/2021 - americas - most - trusted - ceiling - fan - brand. Hunter ranks as the most trusted brand in ceiling fans 36

Long-Standing Blue-Chip Customer Relationships

Why Customers Choose Hunter

Hunter has an entrenched relationship and high retention with Big-Box retailers driven by:

1. **Distinct ability to provide quality design and engineering with a range of SKUs for distribution across all channels**
   - No other player can match Hunter's scale, sourcing, and diversity of distribution
2. **Structural advantage and unmatched brand awareness online**
   - Destination brand for consumer ceiling fans online with **2.7x the online searches** of the two largest competitors, the private brands of Home Depot and Lowe's
   - 36% and 37% online market share for Home Depot and Lowe's, respectively
3. **Innovation**
   - Unique capacity to quickly develop derivatives for home center retailers from a core line of fans to provide ~60+ exclusive SKUs
4. **Limited returns**
   - Historical return rate of approximately 3% of Net Sales
5. **Continuity and experience**
   - Founded in 1886, Hunter is the world's original ceiling fan manufacturer

Home Depot	Lowe's	Costco Wholesale	Menards
40+ year relationship	**50+** year relationship	**35+** year relationship	**40+** year relationship
20% of net sales in-store	**14%** of net sales in-store	**3%** of net sales in-store	**10%** of net sales in-store
2,286 stores	**1,977** stores	**795** stores	**350** stores
13 hooks per store	**13** hooks per store	**1.5** hooks per store	**59** hooks per store
27 in-store SKUs	**19** in-store SKUs	**2** in-store SKUs	**44** in-store SKUs
1,053 online SKUs	**825** online SKUs	**11** online SKUs	**910** online SKUs

With Unmatched Scale, Service, and Offering, Hunter is the Only Industry Player Able to Effectively Serve the Needs of The Home Depot, Lowes, Costco, and Menards, Making it an Irreplaceable Partner

Source: Hunter Fan management March 29, 2021.

Copyright © 2021 Griffon Corporation. All rights reserved.

37

Large and Growing Market

Residential Ceiling Fan Market by Channel

($ in billions)



$2.2
$2.3
$2.3
$2.4
$2.4
$2.5
25%
26%
27%
27%
28%
29%
2020
2021
2022
2023
2024
2025
Total Sales
e-Commerce

Total Retail e-Commerce Penetration

($ in millions, U.S. e-Commerce Sales)

% of Total Retail Sales



$396
$457
$518
$596
$745
$927
$1,189
$1,523
$1,931
8%
9%
10%
11%
12%
13%
15%
16%
18%
+350bps
15%
22%
2016A
2017A
2018A
2019A
2020E
2021E
2022E
2023E
2024E
Pre-COVID Penetration Estimates
Post-COVID Penetration Estimates

Demand drivers and market tailwinds

- ✓ Ageing housing stock and rising millennial homeownership driving increased R&R spending
- ✓ Decade of under-building and de-urbanization supporting robust new housing market
- ✓ Increasing room penetration – 41% of fans purchased went into a new location without replacing an existing fan
- ✓ Outdoor living popularity driving expanded use of exterior fans
- ✓ COVID and stay-at-home / work-from-home posture have accelerated 20+ year trend of growing e-Commerce sales – **40% of Hunter sales are online / direct-to-consumer**

Source: Hunter Data; Census data; Stax Research and Analysis, July 2020; Stax Research and Analysis, 2019 Brand Tracking Study, Deep Blue Insight.
[1] e-Commerce includes all e-Commerce, including e-Commerce through online only e-Commerce, home improvement, big-box, lighting showroom, and specialty retailer.
[2] Other includes installers / contractors, specialty retailers, big-box, and lighting showrooms.

Copyright © 2021 Griffon Corporation. All rights reserved.

38

Deep e-Commerce Channel Penetration

Griffon CORPORATION

Leading e-Commerce Partners

Online Retailers: amazon, wayfair, overstock

Retailer e-Commerce: The Home Depot, Lowe's, Costco Wholesale, Menards

Direct to Consumer e-Commerce



Hunter's Advantages and Capabilities

Consumer / DIY Product	Direct to consumer logistics capabilities
Blue Chip Retail relationships Deepened by e-Commerce capabilities	Broad array of styles and innovative products
Leading brand awareness among consumers	Well-invested digital tools and online / social media marketing

e-Commerce Sales


24% CAGR
$51
$148
2016
2021

~40% 2021 Revenue from e-Commerce (including 4% DTC)

~35% EBITDA Margin on e-Commerce sales (1000 bps premium to overall margin)

Over-indexed to e-Commerce Relative to Other Home and Buildings Products Companies

(% of Revenue from e-Commerce)


40%
21%
18%
20%
9%
Hunter
newell
(Tools)
weber
MASCO

Source: Public Filings: Newell Investor Presentation, September 2021; Stanley Black Decker Investor Presentation, May 2021; Weber S-1, July 2021; Masco Earnings Call, August 2021.

Copyright © 2021 Griffon Corporation. All rights reserved.

39

International Supply Chain Strategy

Hunter's Asset Light Model

- Hunter utilizes an asset-light production model, sourcing most products from third-party suppliers
- Asset-light model provides significant benefits
  - Cost predictability
  - Limited working capital
  - Minimal capital expenditures
- New Century is primary supplier
  - All designs and IP are owned by Hunter
  - Does not manufacture competing products
- Hunter's 15+ year relationship with New Century yields tangible results
  - Stability and process control delivering high quality outcomes (unlike multiple suppliers)
  - Cost Predictability: Fixed costs formula, limiting exposure to commodity moves
  - Value Engineering: COGS reduction of 1-2% of COGS per year, engineering support

Risks and Mitigants

Risk	Managed Risk
1 Non-competitive pricing	▪ Contractual pricing; prices are negotiated annually in June and take effect in November providing Hunter high-visibility
2 Trade war escalation with China	▪ New Century worked diligently with Hunter to prepare for potential tariffs.
3 Ocean freight shipping delays	▪ Hunter expanded inventory levels in 2020 in response to COVID and continues to maintain supply to serve retailer demand
4 Change of ownership and key man risk	▪ Right of First Refusal (ROFR) and performance specifications in place. Maintain relationship with other Chinese fan manufacturers, own tooling and flexibility to move locations



New Century Manufacturing, Guangdong Province, China


Hunter

Collaborative New Century Hunter Team

Copyright © 2021 Griffon Corporation. All rights reserved.

40

Hunter's Well-Respected Management Team

Hunter's management team has a proven track record in effecting positive organizational change and is heavily focused on increasing business efficiencies across all business operations

	Name and title	Years experience (Industry / Company)	Past experience
	John Alexander *President & CEO*	30+ / 7	Diversey, Whirlpool
	Paul Patek *EVP & CFO*	35+ / 1	KPMG, Main Steel
	Tom Blackwell *SVP Sales*	25+ / 22	Hunter Industrial
	Mark D'Agostino *SVP & GM Industrial Fan*	35+ / 3	Power-Flo Pumps & Systems, Wilo
	Rick Wassman *SVP Operations*	30+ / 7	legrand
	John Neilson *CMO*	25+ / 7	Miller, Kraft
	Tom Breeden *VP of Engineering*	30+ / 7	Black+Decker
	Craig Yardley *VP of e-Commerce*	25+ / 7	Black+Decker, amazon

- Experienced team of industry professionals with extensive market knowledge and deep functional expertise
- Relentless focus on innovation, brand development and operational excellence
- Close knit, lean-operating teams straddling all functions
- Proven track record in completing successful mergers, acquisitions and integrations
- Combines Hunter veterans and outside hires with decades of highly relevant experience

Hunter has world-class management with decades of industry and company experience

Copyright © 2021 Griffon Corporation. All rights reserved.

41

Combination Analysis

Griffon CORPORATION

Financial Profile[1]

	Griffon	Hunter Fan	Proforma Revenue Breakdown
FY2021 Revenue:	$2,542	$365	$2,907
FY2021 EBITDA:	$289	$86	$376
EBITDA margin:	11.4%	23.6%	12.9%
Capex % of revenue:	1.8%	1.8%	1.9%
FCF Conversion[2]:	83.7%	92.3%	85.6%

By End Market


Residential Repair & Remodel (R&R) 32%
Retail 25%
Industrial 2%
International 16%
Residential New Construction 7%
Commercial Construction 18%


Commercial Construction 6%
Residential New Construction 13%
Residential Repair & Remodel (R&R) 81%


Residential Repair & Remodel (R&R) 32%
Retail 28%
Industrial 2%
International 15%
Residential New Construction 7%
Commercial Construction 16%

Pro Forma revenue mix driven by R&R, DIY and commercial / industrial; only ~7% exposure to new residential construction

By Segment


Home & Building Products 46%
Consumer & Professional Products 54%


Commercial 1%
Industrial 5%
Consumer 94%


Home & Building Products 39%
Consumer & Professional Products 61%

Hunter accounts for 14% of total pro forma total sales and will be reported under the Consumer & Professional Products segment

By Geography


Australia 11%
Rest of World 1%
Europe 5%
North America 83%


Rest of World 5%
North America 95%


Australia 9%
Rest of World 1%
Europe 5%
North America 85%

Note: End market, segment and geography breakouts exclude Telephonics revenue.
[1] Financial profile figures based on FY2021 figures, including Telephonics. For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52-53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities.
[2] FCF Conversion defined as Adj. EBITDA less Capex divided by Adj. EBITDA.

Copyright © 2021 Griffon Corporation. All rights reserved.

42

Copyright © 2021 Griffon Corporation. All rights reserved. 43 43 Historical Financials

Copyright © 2021 Griffon Corporation. All rights reserved. 44 Griffon Historical Operating Performance Revenue Adj. EBITDA and % Margin 1 Capital Expenditures and Capex as % of Revenue $141 $169 $202 $242 73.8% 78.8% 80.5% 83.7% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% $0 $50 $100 $150 $200 $250 2018A 2019A 2020A 2021A Free Cash Flow % Conversion Free Cash Flow and % Conversion 2 $191 $214 $251 $289 9.7% 9.7% 10.4% 11.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $0 $50 $100 $150 $200 $250 $300 $350 2018A 2019A 2020A 2021A Adj. EBITDA % Margin Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely re fle ct the absolute figures shown. 1 For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52 - 53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities. 2 Free Cash Flow defined as Adj. EBITDA minus Capital Expenditures. Free Cash Flow Conversion defined as Free Cash Flow divided by Adj. EBITDA. For reconciliation of Adj. EBITDA to Income before taxes from continuing operations, or Net Income, as appropriate, see pages 52 - 53. $954 $1,001 $1,139 $1,230 $698 $874 $927 $1,041 $326 $335 $341 $271 $1,978 $2,209 $2,408 $2,542 2018A 2019A 2020A 2021A Defense Electronics Home & Building Products Consumer & Professional Products $50 $45 $49 $47 2.5% 2.1% 2.0% 1.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% $0 $10 $20 $30 $40 $50 $60 $70 2018A 2019A 2020A 2021A Capital Expenditures Capex as % of Revenue

Griffon Q4 FY 2021 Financial Update

Griffon CORPORATION

Revenue ($mm)[1]



CPP
HBP
$551
$257
$294
Q4 FY20
+3% y/y
Revenue increase
$570
$288
$282
Q4 FY21
+3%
+12%
-4%

Adjusted EBITDA (excl. unallocated expenses) ($mm) [1,2]



CPP
HBP
$63
$43
$20
Q4 FY20
+6% y/y
Adjusted EBITDA increase
$67
$50
$16
Q4 FY21
+6%
+17%
-19%
% sales
11.4%
11.8%

Commentary

- ✓ Revenue increased **3%** and Adjusted EBITDA before unallocated expenses increased **6%** in Q4 2021 vs. prior year[2]
- ✓ Consumer and Professional Products (CPP) revenue decreased **4%** driven by U.S. labor, transportation and supply chain disruptions, as well as reduced volume in Australia, partially offset by increased volume in both the U.K. and Canada. Revenue also benefited from favorable price and mix (4%), and a favorable impact from foreign exchange (2%); Adjusted EBITDA decreased **19%** driven by reduced revenue and increased U.S. material and transportation costs coupled with the lag in realization of price increases and COVID-19 related inefficiencies. The current quarter included a favorable currency impact (3%)
- ✓ Home and Building Products (HBP) revenue increased **12%** due to increased pricing and favorable mix (18%) driven by both residential and commercial, partially offset by reduced volume (6%) primarily from residential products due to labor and supply chain disruptions; Adjusted EBITDA improved **17%** due to increased revenue noted above, partially offset by increased material costs coupled with the lag in realization of price increases and COVID-19 related inefficiencies

Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures shown.
[1] Revenue and Adj. EBITDA growth from continuing operations for the quarterly periods ended 9/30/21 and 9/30/20.
[2] For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52-53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities.

Copyright © 2021 Griffon Corporation. All rights reserved.

45

Griffon FY 2021 Financial Update

Revenue ($mm) [1]



CPP
HBP
$2,067
$927
$1,139
+10% y/y
Revenue increase
$2,271
$1,041
$1,230
+12%
+8%
YTD FY20
YTD FY21

Adjusted EBITDA (excl. unallocated expenses) ($mm) [1,2]



CPP
HBP
$258
$154
$104
+15% y/y
Adjusted EBITDA increase
$297
$181
$116
+18%
+11%
% sales
YTD FY20
12.5%
YTD FY21
13.1%

Commentary

- ✓ Revenue increased 10% and adjusted EBITDA before unallocated expenses increased 15% in YTD 2021 vs. prior year[2]
- ✓ Consumer and Professional Products (CPP) revenue increased 8% primarily due to increased volume (3%) driven by increased consumer demand across all international geographies, partially offset by reduced volume in the U.S. due to labor, transportation and supply chain disruptions. Revenue also benefited from favorable price and mix (1%), and a favorable impact from foreign exchange (4%); Adjusted EBITDA increased 11% primarily from increased revenue noted above and a favorable foreign exchange impact (5%), partially offset by increased U.S. material and transportation costs coupled with the lag in realization of price increases and COVID-19 related inefficiencies
- ✓ Home and Building Products (HBP) revenue increased 12% due to favorable mix and pricing (8%) driven by both residential and commercial, and increased volume (4%) equally driven by both residential and commercial; Adjusted EBITDA improved 18% due to increased revenue, partially offset by increased material costs coupled with the lag in realization of price increases and COVID-19 related inefficiencies

Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures shown.
[1] Revenue and Adj. EBITDA growth from continuing operations for the fiscal years ended 9/30/21 and 9/30/20.
[2] For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52-53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities

Copyright © 2021 Griffon Corporation. All rights reserved.

46

Copyright © 2021 Griffon Corporation. All rights reserved. $214 $251 $289 $57 $80 $86 $271 $331 $376 11.0% 12.1% 12.9% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% 19.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2019A 2020A 2021A Griffon Hunter Fan % Margin $2,209 $2,408 $2,542 $270 $335 $365 $2,479 $2,742 $2,907 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2019A 2020A 2021A Griffon Hunter Fan Pro Forma Combined Revenue and EBITDA Revenue Pro Forma Adj. EBITDA and % Margin ($ in millions) Note: Revenue and Pro Forma Adj. EBITDA includes Telephonics. Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures shown. For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropr iat e, see pages 52 - 53. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities. 47

Copyright © 2021 Griffon Corporation. All rights reserved. 48 Hunter Fan Historical Operating Performance Revenue Adj. EBITDA 1 and % Margin $288 $270 $335 $365 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2018A 2019A 2020A 2021A Capital Expenditures and Capex as % of Revenue $5 $5 $7 $7 1.8% 2.0% 2.2% 1.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $1 $2 $3 $4 $5 $6 $7 $8 2018A 2019A 2020A 2021A Capital Expenditures Capex as % of Revenue $44 $52 $73 $80 89.3% 90.5% 90.8% 92.3% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% $0 $10 $20 $30 $40 $50 $60 $70 $80 2018A 2019A 2020A 2021A Free Cash Flow % Conversion Free Cash Flow and % Conversion 1 $49 $57 $80 $86 17.1% 21.2% 23.9% 23.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2018A 2019A 2020A 2021A Adj. EBITDA % Margin 53 Note: Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely re fle ct the absolute figures shown. 1 Free Cash Flow defined as Adj. EBITDA minus Capital Expenditures. Free Cash Flow Conversion defined as Free Cash Flow divided by Adj. EBITDA. For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see pages 52 - 53.

Copyright © 2021 Griffon Corporation. All rights reserved. Appendix 49 50

Copyright © 2021 Griffon Corporation. All rights reserved. x Griffon portfolio realignment completed in Q3 FY18 has resulted in significant improvement in free cash flow performance x Leverage reduced by 2.8x over three years x Improvement driven by organic sales growth and margin expansion, resulting in free cash flow greater than net income x Year over year improvement consistent through seasonal cash generation (Q3 and Q4) and usage (Q1 and Q2) cycle x August 2020 equity offering of 8.7 million shares realized $178MM in proceeds Aggressive leverage reduction Balance sheet positioned for growth 50 Prudent Financial Management x $1.0 billion of senior notes with maturity of 2028 x Revolving credit facility of $400MM with $100MM accordion feature; revolver maturity in 2025 x Ample liquidity 3.1x 3.1x 2.9x 2.8x 4.8x 5.1x 4.4x 3.4x 5.5x 5.8x 5.4x 4.9x 5.7x 5.6x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 5.5x 6.0x Q1 Q2 Q3 Q4 FY21 FY20 FY19 FY18 Net Debt / Adjusted EBITDA Target of 3.5x

Copyright © 2021 Griffon Corporation. All rights reserved. 51 Griffon Revenue Reconciliation ($ in millions) Year Ending September 2018 2019 2020 2021 Consumer and Professional Products $954 $1,001 $1,139 $1,230 Home and Building Products 698 874 927 1,041 Revenue $1,652 $1,874 $2,067 $2,271 Add: Defense Electronics 326 335 341 271 Revenue including Defense Electronics $1,978 $2,209 $2,408 $2,542 Note: Due to rounding, numbers presented may not add up precisely to the totals provided.

Copyright © 2021 Griffon Corporation. All rights reserved. Griffon Adjusted EBITDA Reconciliation ($ in millions) Year Ending September 2018 2019 2020 2021 Income before taxes from continuing operations $8 $46 $69 $111 Acquisitions Costs 8 -- 3 -- Cost of life insurance benefits 3 -- -- -- Secondary equity offering costs 1 -- -- -- Special dividend ESOP charges 3 -- -- -- Acquisition contingent consideration -- (2) (2) -- Loss from debt extinguishment -- -- 8 -- Restructuring Charges -- -- 14 21 Depreciation & Amortization 45 52 52 52 Net Interest Expense 64 68 66 63 Reported Adj. EBITDA $132 $164 $209 $248 Segment Adj. EBITDA: Consumer and Professional Products 77 91 104 116 Home and Building Products 100 120 154 181 Defense Electronics 36 35 25 20 Subtotal $213 $246 $283 $317 Less: Defense Electronics (36) (35) (25) (20) Segment Adj. EBITDA: $177 $211 $258 $297 Defense Electronics 36 35 25 20 Stock and ESOP based Compensation 10 15 18 20 Less: Corporate Expenses (less Depreciation) (45) (46) (47) (48) Pro Forma Adjustments 13 -- (2) -- Compliance Adj. EBITDA $191 $214 $251 $289 Less: Capital Expenditures 50 45 49 47 Free Cash Flow 1 $141 $169 $202 $242 Note: Due to rounding, numbers presented may not add up precisely to the totals provided. 1 Free Cash Flow defined as Compliance Adj. EBITDA minus Capital Expenditures. 52

Copyright © 2021 Griffon Corporation. All rights reserved. Hunter Adjusted EBITDA Reconciliation 57 53 ($ in millions) Year Ending October 2018 2019 2020 2021 Net Income $5 $3 $22 $3 Interest, net 19 20 23 31 Income Taxes 6 7 9 5 Depreciation and Amortization 19 18 18 18 EBITDA, as reported $49 $47 $71 $57 Adjustments: Audit to internal variances -- 1 1 1 Discontinued Ops and FY19 Pro-forma Items -- 5 2 0 Management Fees, Distributions, and Refinancing -- 1 5 29 Non-recurring Projects -- 1 1 3 CFO Transition and M&A -- 1 2 0 Run-rate Pension Costs -- 1 1 0 Bonus Normalization -- 1 1 (0) Diligence and Other Adjustments -- 1 (3) (5) Total Adjustments $-- $10 $9 $29 EBITDA, Diligence Adjusted $49 $57 $80 $86 Less: Capital Expenditures 5 5 7 7 Free Cash Flow 1 $44 $52 $73 $80 Note: Due to rounding, numbers presented may not add up precisely to the totals provided. 1 Free Cash Flow defined as Diligence Adj. EBITDA minus Capital Expenditures.

Copyright © 2021 Griffon Corporation. All rights reserved. Hunter Fan 2020 - 2021 Balance Sheet 57 54

Copyright © 2021 Griffon Corporation. All rights reserved. Hunter Fan 2020 - 2021 Income Statement 57 55 Note: Hunter Fan, as allowed under private company accounting, elects to amortize its goodwill.

Copyright © 2021 Griffon Corporation. All rights reserved. Hunter Fan 2020 - 2021 Cash Flow Statement 57 56

Copyright © 2021 Griffon Corporation. All rights reserved. Hunter Fan 2018 - 2019 Balance Sheet 57 57

Copyright © 2021 Griffon Corporation. All rights reserved. Hunter Fan 2018 - 2019 Income Statement 57 58 Note: Hunter Fan, as allowed under private company accounting, elects to amortize its goodwill.

Copyright © 2021 Griffon Corporation. All rights reserved. Hunter Fan 2018 - 2019 Cash Flow Statement 57 59